AMERICAN GENERAL LIFE INSURANCE COMPANY
                   SEPARATE ACCOUNT D
                      WM ADVANTAGE
FLEXIBLE PAYMENT VARIABLE AND FIXED INDIVIDUAL DEFERRED ANNUITY
                        CONTRACTS
            SUPPLEMENT DATED OCTOBER 12, 1999
                           TO
             PROSPECTUS DATED JULY 12, 1999

Effective November 15, 1999, the WM Strategic Asset Management Program ("SAM Program"), described in the Prospectus, will be discontinued. Procedures have been put into place that will allow you to transfer your Variable Account Value in the SAM Program, at no charge, into one or more Divisions offered under the Contracts.

1. On page 25, please delete the last paragraph regarding the SAM Program. There is no substitute language to replace this deleted information.

2. On page 28, please delete all references to the SAM Program. Page 28 should read as follows:

 TRANSFERS, AUTOMATIC REBALANCING, SURRENDER AND PARTIAL
            WITHDRAWAL OF OWNER ACCOUNT VALUE

Transfers

You can transfer your Account Value beginning 30 days after we issue your Contract and before the Annuity Commencement Date. The following rules apply:

     - You may transfer your Account Value at any time among the available Divisions of the Separate Account and the Guarantee Periods. Transfers will be effective at the end of the Valuation Period in which we receive your Written or telephone transfer request.

     - Each transfer from a Division or Guarantee Period must be at least $500, or if less, all of your Account Value in that Division or Guarantee Period.

     - If a transfer causes your Account Value in any Division or a Guarantee Period to fall below $500, we reserve the right to transfer the remaining balance in that Division or the Guarantee Period in the same proportions as the transfer request.

     - You may make up to 12 transfers each Contract Year without charge. We will charge you $25 for each additional transfer.

     - You may transfer no more than 25% of the Account Value you allocated to a Guarantee Period at its inception during any Contract Year. This 25% limitation does not apply to transfers from the Guarantee period (1) within 15 days before or after the end of the Guarantee Period in which you held the transferred amounts, or (2) a renewal at the end of the Guarantee Period to the same Guarantee Period.